EMPLOYMENT CONTRACT


     This Employment Contract (sometimes hereinafter referred to as this "Agreement") is entered into this 11th day of September, 1995, by and between SHOLODGE, INC., a Tennessee corporation (hereinafter referred to as "Employer"), and MICHAEL A. CORBETT (hereinafter referred to as "Employee").


                           WITNESSETH:

     WHEREAS, Employer wishes to assure itself of the full-time employment of Employee during the period specified herein; and

     WHEREAS, Employee is prepared to enter into this Employment Contract and to give Employer the assurances contained herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises, the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. EMPLOYMENT. Employer hereby employs Employee and Employee hereby accepts said employment upon the terms and conditions hereinafter set forth.

     2. DUTIES. Employee agrees that he will at all times faithfully, industriously and to the best of his ability, experience and talents perform all of the duties that may be required of or from him by Employer, to the satisfaction of Employer and in accordance with the policies of Employer as they are communicated to Employee from time to time. All actions taken hereunder shall be for the account of Employer, and any compensation received therefor shall be received by Employee on Employer's behalf, shall be held by Employee in a fiduciary capacity and shall be accounted for and paid to Employer.

     3. TERM OF EMPLOYMENT. Subject to the provisions for termination as provided in Paragraph 13 hereof, the term of this Agreement shall commence upon the date hereof and shall continue until September 11, 1996. This Agreement shall be automatically renewed for succeeding terms of one (1) year each, unless either party shall, at least thirty (30) days, but not more than one hundred eighty (180) days, prior to the expiration of any term, give written notice of his or its intention not to renew this Agreement.

     4. OTHER EMPLOYMENT. Employee shall devote all of his time, attention, knowledge and skills solely to the business and interest of Employer, unless otherwise approved in writing by Employer, and Employer shall be entitled to all of the benefits, profits or other issues arising from or incident to all work, services and advice of Employee, and Employee shall not, during the term hereof, unless otherwise approved in writing by Employer, be interested, directly or indirectly, in any manner as partner, officer, director, stockholder, adviser, employee, agent or in any other capacity in any other business or venture of any type. All of Employee's working time and efforts shall be spent in such manner as will secure the success of Employer. Notwithstanding the foregoing, Employee shall be allowed to pursue personal business ventures as long as (i) such ventures do not compete with any business of Employer, (ii) Employee's involvement in such ventures is only in the nature of a passive investor, and (iii) Employee's involvement in such ventures does not interfere with the performance of his duties for Employer.

     5. EXPENSES. Employee shall be reimbursed for the reasonable expenses incurred in the day to day business of Employer as shall have been previously approved by Employer upon his presenting to Employer an itemized expense voucher.

     6. COMPENSATION. During the initial term of this Agreement, compensation from Employer to Employee for the faithful performance of Employee's duties hereunder shall be Nine Thousand One Hundred Sixty-Six and 66/100 Dollars ($9,166.66) per month, payable in the same manner as the salary of other executive employees of Employer is paid, as determined by Employer from time to time, subject to any and all withholdings and deductions required by law. During any renewal term of this Agreement, compensation from Employer to Employee for the faithful performance of Employee's duties hereunder shall be determined from time to time by the Compensation Committee of the Board of Directors of Employer. If Employee dies or becomes disabled during the term hereof, the Compensation Committee of the Board of Directors of Employer may affirmatively act to continue the compensation payable to Employee, otherwise, such compensation shall only be paid through the date of death or disability, as applicable. Disability, as used herein, shall mean the inability of Employee to perform the duties of his position or the inability of Employee to devote at least sixty (60%) percent of his time to the duties of his position, due to accident or illness or disease, mental or physical, for ninety (90) days in any one hundred twenty (120) day period.

     7. FRINGE BENEFITS; VACATION. Employee shall have the right to receive or to participate in such "fringe" benefits, including but not limited to life insurance programs, medical, accident, dental and health arrangements, and pension and profit sharing plans, as may from time to time be made generally available to other officers of Employer. Further, subject to Employee passing physical examinations and satisfying other conditions to obtaining coverage established by the insurance company or provider, Employer shall be provided the same key employee supplemental income plan provided to Richard L. Johnson and Bob Marlowe on the date hereof. While employed by Employer, Employee shall be provided with a company-owned automobile, but Employee shall reimburse Employer for all fuel and maintenance costs related to Employee's personal (as opposed to business) use of such automobile. Employee may take such vacations as may be agreed upon by Employer and Employee from time to time.

     8. NON-COMPETITION AGREEMENT. In the event that Employee resigns, retires or otherwise leaves the employment of Employer, including, but not limited to, any election by Employee or by Employer not to renew this Agreement pursuant to Paragraph 3 hereof and any election by Employee or by Employer to terminate this Agreement pursuant to Paragraph 13 hereof, Employee agrees that for a period of three (3) years thereafter, he shall not, without obtaining the prior express written consent of Employer, which consent may be arbitrarily and unreasonably withheld, directly or indirectly, own, manage, operate, control, be employed by, participate in, or be connected in any manner with the ownership, management, operation or control of any business involving the lodging industry within ten (10) miles of any hotel or motor hotel owned or operated by Employer or any subsidiary or affiliate of Employer. Further, if Employee ceases to be in the continuous employ of Employer for any reason, Employee shall promptly return to Employer all financial and cost information, form agreements, formulas and other items related to the business of Employer in the possession, actual or constructive, of Employee. Employee hereby acknowledges and agrees that the provisions set forth in this Paragraph 8 constitute a reasonable restriction on his ability to compete with Employer.

     9. INFORMATION CONFIDENTIAL. Employee shall not divulge, disclose or communicate, either verbally or in writing, directly or indirectly, to any other person or persons, firm or corporation, and shall not make use of, either directly or indirectly, any information concerning, affecting or relating to the business of Employer or any subsidiary or affiliate of Employer, including without limitation, the terms and provisions of any contract to which Employer or any subsidiary or affiliate of Employer is a party, the financial and cost information, future plans, customers, suppliers, contacts, form agreements, personnel information, special methods, general methods, formulas or other business secrets of Employer or any subsidiary or affiliate of Employer, the same being deemed, as between the parties hereto, to be important, material and confidential and to affect the effective and successful conduct of the business of Employer and its goodwill. Further, Employee shall not make known or divulge any information acquired from Employer or any subsidiary or affiliate of Employer, either directly or indirectly, to any person or persons or firms or corporations in competition with or contemplated competition with Employer or any subsidiary or affiliate of Employer.

     10. NO ENTICEMENT OF EMPLOYEES. Employee shall not, directly or indirectly, entice or induce or attempt to entice or induce, any employee of Employer to leave such employ, nor shall Employee employ any such person in any business during the term of this Agreement or within three (3) years thereafter.

     11.   OWNERSHIP OF MATERIAL.

           (a) COPYRIGHTABLE MATERIAL. Employer shall be deemed to be the absolute and unqualified owner of all copyrightable material created by Employee during the term of this Agreement if such material is created at the request or suggestion of Employer or during regular hours of work, it being understood that Employee acts hereunder as an employee and that Employee shall have no right, title or interest in or to any such material and that Employer shall have the right to obtain copyright protection for any such copyrightable material. Furthermore, should Employee be found to have any such right, title or interest, Employee hereby assigns all of his right, title and interest in and to such copyrightable material to Employer. Employee further agrees to execute and deliver to Employer any instrument or document which Employer, in its sole and absolute discretion, shall deem necessary or advisable to evidence, establish, maintain or defend Employer's rights in or to such copyrightable material.

           (b) INVENTIONS, PATENTS, ETC. If Employee, during the term of this Agreement, shall invent anything or any improvement in anything if such invention is made at the request or upon the suggestion or plans of Employer or during regular hours of work, such invention or improvement shall be the exclusive property of Employer. Employee agrees, at the request of Employer, to make application in due form for United States letters patent and foreign letters patent on any said inventions or improvements, and to assign to Employer all Employee's right, title and interest in said inventions or improvements, and to execute at any and all times, any and all instruments and do any and all acts necessary or which Employer may deem desirable in connection with such application for letters patent or in order to establish and perfect in Employer the entire right, title and interest to said inventions or improvements, and also to execute any instruments necessary or which Employer may deem desirable in connection with any continuations, renewals or reissues thereof or in the conduct of any proceedings or litigation in regard thereto. All expenses incurred by Employee by reason of the performance of any of the covenants set forth herein shall be borne by Employer.

           (c) TRADEMARK RIGHTS. Any and all trademark and service mark rights which may arise due to the marketing of any products or services which result from the creative efforts of Employee shall be deemed to be owned by Employer absolutely and without qualification. Employee hereby agrees to execute and deliver any instruments or documents which Employer shall deem necessary or advisable to evidence, establish, maintain or defend Employer's ownership of any said trademark and service mark rights.

           (d) BUSINESS SECRETS, ETC. Employer shall be the absolute and unqualified owner of all existing and future formulas and business secrets if such formulas or business secrets are developed by Employee at the request or suggestion of Employer or during normal business hours, and all other assets or interests of any kind related to or developed in connection with Employer's business. Employee hereby agrees to execute and deliver any instruments or documents which Employer shall deem necessary or advisable to evidence, establish, maintain or defend Employer's ownership of any of said items.

           (e) ATTORNEY IN FACT. Employee irrevocably appoints Employer its true and lawful attorney-in-fact to execute, verify, acknowledge and deliver any and all instruments or documents necessary to evidence, establish, maintain or defend Employer's rights in or to such copyrightable material, inventions, improvements, trademark and service mark rights or assets referred to in subparagraphs (a), (b), (c) and (d) of this Paragraph 11.

     12. INDEMNIFICATION. Employee shall indemnify and hold harmless Employer from and against any claim, liability, damages or expenses, including reasonable attorneys' fees, incurred in connection with negligent acts and/or omissions by Employee in performing activities pursuant to this Agreement.

     13.    TERMINATION.

           (a) DEATH; DISABILITY. This Agreement shall automatically be terminated upon the death or disability (as defined in Paragraph 6 hereof) of Employee, unless the Board of Directors shall affirmatively act to continue this Agreement. In either such event, Employee, his heirs, personal representative and estate, as applicable, shall have the rights and shall be entitled to the payments only as expressly set forth in this Agreement.

           (b) FOR CAUSE. Either party may terminate this Agreement at any time for cause upon delivery of written notice.

           (c)   CAUSE   FOR   EMPLOYEE.    Employee   shall  have  cause   for
termination:

                 (i) if Employer shall default in the performance of any material covenant, agreement, term or provision of this Agreement and such default shall continue for a period of fifteen (15) days after written notice to Employer from Employee stating the specific default; or

                 (ii) if Employer shall fail to make any payments to Employee required hereunder and Employer does not make such payment within five (5) days after receiving written notice of such failure from Employee.

           (d)   CAUSE  FOR  EMPLOYER.    Employer   shall   have   cause   for
termination:

                 (i) if Employee shall default in the performance of any covenant, agreement, term or provision of this Agreement (other than an insignificant default) and such default shall continue for a period of fifteen
(15) days after written notice to Employee from Employer stating the specific default;

                 (ii) if Employee shall apply for or consent to the appointment of a receiver, trustee or liquidator of Employee or of all or a substantial part of his assets, file a voluntary petition in bankruptcy or admit in writing his inability to pay his debts as they come due, make a general assignment for the benefit of creditors, file a petition or an answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law, or if an order, judgment or decree shall be entered by any court of competent jurisdiction, on the application of a creditor, adjudicating Employee a bankrupt or insolvent or approving a petition seeking reorganization of Employee or appointing a receiver, trustee or liquidator of Employee or all or a substantial part of the assets of Employee; or

                 (iii) if Employee shall commit any act of dishonesty, theft, embezzlement, fraud, disloyalty, corporate infidelity or insubordination or be indicted or convicted for a crime involving moral turpitude or engage in any illegal or disruptive conduct.

           (e) WITHOUT CAUSE. Either party hereto may give the other party written notice of his/its intention to terminate, and this Agreement shall be terminated as of the later of (i) the effective date of termination set forth in such written notice or (ii) the date fortyfive (45) days from receipt of such notice. Should Employer terminate this Agreement without cause,
(i) Employer shall continue to pay Employee the compensation otherwise payable hereunder and to provide the benefits otherwise to be provided hereunder for a period of one hundred eighty (180) days from the date of termination, and (ii) the provisions of Paragraph 8 above shall not apply from and after the date of termination.

           (f) EFFECT OF TERMINATION. Except as otherwise provided as to Paragraph 8 in subparagraph (e) above, notwithstanding the termination of this Agreement, Paragraphs 8, 9, 10, 11 and 12 shall remain in effect and shall survive the termination of this Agreement. Further, any rights and obligations which by their terms expressly extend beyond termination shall survive.

     14. NOTICES. Any notice or other communication by either party to the other shall be in writing and shall be given, and be deemed to have been given, if either delivered personally or mailed, postage prepaid, registered or certified mail, or sent, all expenses prepaid, via Federal Express or other similar overnight delivery service, addressed as follows:

     To Employer:      ShoLodge, Inc.
                       217 West Main Street
                       Gallatin, Tennessee 37066
                       Attn: President

     To Employee:      Michael A. Corbett
                       210 Jackson Blvd.
                       Nashville, TN 37205

or to such other address, and to the attention of such other person or officer as either party may designate in writing.

     15. BREACH BY EMPLOYEE. In the event of the actual or threatened breach of any of the provisions of this Agreement by Employee, Employer shall be entitled to an injunction restraining Employee therefrom. Nothing shall be construed as prohibiting Employer from pursuing any other available remedies for such breach or threatened breach, including the recovery of damages from Employee.

     16.   ASSIGNMENT  AND  DELEGATION.   This Agreement  shall  inure  to  the
benefit and shall be binding upon Employer, its successors and assigns.

     This is a contract for the personal services of Employee, and, therefore, the duties imposed upon Employee in this Agreement are not subject to delegation, in whole or in part, without the prior express written consent of Employer, which consent may be arbitrarily and unreasonably withheld.

     17. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed and enforced as if such provision(s) had not been included. If any court of record shall finally adjudicate that the restraints provided for herein are too broad as to the area, activity or time covered, said area, activity or time covered may be reduced to whatever extent the court deems reasonable, and the covenants may be enforced as to such reduced area, activity, and time.

     18.   GENDER  AND  NUMBER.   Except where otherwise clearly  indicated  by
context, the masculine and the neuter shall include the feminine and the neuter, the singular shall include the plural, and vice versa.

     19. MODIFICATION AND CHANGE. Neither this Agreement nor any of the provisions hereof may be changed, modified, waived or terminated orally, but only by an instrument in writing executed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

20.EXECUTION  OF  COUNTERPARTS.   This  Agreement  may  be  executed in several
counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument.

21. ENTIRE AGREEMENT. It is understood and agreed that all understandings and agreements heretofore had between the parties hereto, written or verbal, are merged in this Agreement, which alone fully and completely expresses their agreement.

22.CONFIDENTIALITY. Employee hereby agrees that the terms and provisions of this Agreement shall remain confidential and that he shall not divulge, disclose or communicate, either verbally or in writing, directly or indirectly, to any other person or persons, firm or corporation, any part hereof, and that he shall not distribute a copy of this Agreement to any other person or persons, firm or corporation, unless required to do so by law.

23.HEADINGS. The headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement, and the same shall not be employed in the construction of this Agreement.

24.GOVERNING LAW. This Agreement shall be deemed to have been made and shall be construed and interpreted in accordance with the laws of the State of Tennessee.

EMPLOYER:

SHOLODGE, INC.


By:/s/LEON MOORE
Leon Moore, President


EMPLOYEE:


/s/ MICHAEL A. CORBETT
Michael A. Corbett